UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 24, 2026

____________________________

MURPHY OIL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

____________________________

Delaware	1-8590	71-0361522
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9805 Katy Fwy, Suite G-200 Houston, Texas	77024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 675-9000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 Par Value	MUR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On August 24, 2026, Murphy Oil Corporation (the “Company”) issued a press release announcing the appointment of Michol L. Ecklund to serve as Senior Vice President, Chief Legal Officer and Corporate Secretary of the Company, effective as of August 31, 2026.

Ms. Ecklund, age 51, brings more than 25 years of legal, governance, compliance and leadership experience in the energy industry. Most recently, she served as Executive Vice President and General Counsel of Anew Climate, where she led the legal, marketing and policy functions. Ms. Ecklund joined Anew in 2024.

Prior to joining Anew, Ms. Ecklund was with Callon Petroleum Company, where she served as Senior Vice President, Chief Sustainability Officer, General Counsel and Corporate Secretary during her seven-year tenure. Before joining Callon, she held positions of increasing responsibility during her 15-year tenure at Marathon Oil Corporation, culminating in her role as Deputy General Counsel. Ms. Ecklund began her legal career at Baker Botts L.L.P. in Houston. She holds a Bachelor of Arts degree from Rice University, where she currently serves on the Board of Trustees, and a Juris Doctor degree from Harvard Law School.

As Senior Vice President, Chief Legal Officer and Corporate Secretary, Ms. Ecklund will report directly to Eric M. Hambly, President and Chief Executive Officer.

The full text of the press release is attached hereto as Exhibit 99.1.

The information contained in this report and the exhibits hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified as such.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Murphy Oil Corporation Press Release dated August 24, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2026	MURPHY OIL CORPORATION

	By:	/s/ Paul D. Vaughan
		Name:	Paul D. Vaughan
		Title:	Vice President and Controller